EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS






The Board of Directors
Hasbro, Inc.



We consent to the use of our reports included in or incorporated by reference in the Hasbro, Inc. Annual Report on Form 10-K for the fiscal year ended December 27, 1998, which is incorporated by reference herein.



                                                  /s/ KPMG LLP
                                                 -------------
                                                 KPMG LLP



Providence, Rhode Island
May 5, 1999
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